Exhibit 10.6

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 5, 2010 (the “Effective Date”), by and among Sugar Camp Energy, LLC, as borrower (“Borrower”), the undersigned Lender, Calyon New York Branch, as Administrative Agent (in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Administrative Agent”), and Calyon Deutschland Niederlassung Einer Französischen Societé Anonyme, in its capacity as Hermes Agent (in such capacity, together with its successors appointed pursuant to Section 11.7 of the Credit Agreement, “Hermes Agent”). This Amendment is made under that certain Credit Agreement, dated as of January 5, 2010 (prior to giving effect to this Amendment, the “Credit Agreement”), by and among Borrower, the Lenders from time to time parties thereto, Administrative Agent and Hermes Agent. Capitalized terms used herein without definition shall have the meanings ascribed to them in Section 1.1 of the Credit Agreement, and the interpretive provisions set forth in Section 1.2 of the Credit Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

RECITALS:

WHEREAS, the sizing of (a) the Hermes Guarantee Fee Loan Cap set forth in the Credit Agreement was based upon an estimate of the Hermes Guarantee Fees as of the Execution Date and (b) the Eligible Interest Loan Cap set forth in the Credit Agreement was determined based upon an estimation of the Fixed Interest Rate as of the Execution Date; and

WHEREAS, each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the Effective Date), Administrative Agent and Hermes Agent intend to amend (a) the Hermes Guarantee Fee Loan Cap set forth in the Credit Agreement to reflect the amount of Hermes Guarantee Fees set forth in the Hermes Preliminary Invoice, as received by Hermes Agent, plus an additional portion of Hermes Guarantee Fees paid by and reimbursable to the Equipment Supplier, and (b) the Eligible Interest Loan Cap set forth in the Credit Agreement to reflect the projected amount of Eligible Interest During Construction based upon the actual Fixed Interest Rate (as set forth in the Fixed Interest Rate Agreement).

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT:

1. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 2, each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the Effective Date), Administrative Agent and Hermes Agent hereby agrees that:

(a)	the fourth recital in the Credit Agreement is hereby restated in its entirety as follows:

“WHEREAS, Borrower has requested the Lenders to establish such a credit facility in an aggregate principal amount up to $95,500,000.00 (as the same may be reduced from time to time pursuant to Section 2.2, the “Facility Amount”) in its favor to finance or reimburse Borrower for its payments in respect of certain designated costs related to the Equipment comprising (a) up to 85% of the German Contract Price Eligible Portion, which amount is equal to $60,366,393.84 (the “German Contract Price Loan Cap”), (b) up to 85% of the Non-German Contract Price Eligible Portion, which amount is equal to $23,079,475.24 (the “Non-German Contract Price Loan Cap”), (c) up to 100% of $4,539,379.00 (the “Hermes Guarantee Fee Loan Cap”), which constitutes the Hermes Guarantee Fees that are eligible for coverage under the Hermes Export Credit Guarantee Documents, and (d) up to 100% of $7,514,751.92 (the “Eligible Interest Loan Cap”), which constitutes Eligible Interest During Construction that is eligible for coverage under the Hermes Export Credit Guarantee Documents (items (a), (b), (c) and (d) above, collectively, the “Eligible Costs”);”; and

(b)	Schedule 2.1 to the Credit Agreement is hereby restated in its entirety as set forth on Schedule 1 attached to this Amendment.

2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective as of the Effective Date only upon satisfaction of the following conditions precedent:

(a)	the due execution and delivery of a counterpart signature page to this Amendment by each of Borrower, the undersigned Lender (constituting all Lenders under the Credit Agreement as of the Effective Date), Administrative Agent and Hermes Agent; and

(b)	the representations and warranties set forth in Section 3 shall be true and correct in all material respects (except that the representation and warranty set forth in Section 3(g) shall be true and correct in all respects).

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that, as of the Effective Date:

(a)	Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Finance Documents;

(b)	the execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of Borrower and Guarantor;

(c)	the execution and delivery by Borrower of this Amendment and the performance by Borrower and Guarantor of the Amended Agreement and the other Credit Documents do not and will not violate any Applicable Law or any Contractual Obligation of Borrower or Guarantor and will not result in, or require, the creation or imposition of any Lien on any of Borrower’s or Guarantor’s properties or revenues pursuant to any Applicable Law or any such Contractual Obligation;

(d)	this Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e)	no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of this Amendment;

(f)	no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default; and

(g)	the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date).

4. CONTINUING EFFECT; NO WAIVER. All of the terms and provisions of the Credit Agreement and the other Finance Documents are and shall remain in full force and effect and are hereby ratified and confirmed. The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of (a) any provision of any Finance Document or (b) any right, power or remedy of Administrative Agent, Hermes Agent or Lender under any Finance Document, including rights, powers and remedies arising out of or relating to any existing Defaults or Events of Default, other than as expressly set forth herein. No course of dealing and no failure or delay by Administrative Agent, Hermes Agent or Lender in exercising any right, power or remedy under any Finance Document shall operate as a waiver thereof or otherwise prejudice the rights, powers or remedies of Administrative Agent, Hermes Agent or Lender. From and after the Effective Date, all references to the “Credit Agreement” contained in the Finance Documents shall be deemed to refer to the Amended Agreement (as the same may be further amended, supplemented or modified from time to time).

5. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate nor render unenforceable such provision in any other jurisdiction.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall have the same effect as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SUGAR CAMP ENERGY, LLC,
as Borrower

By:	Foresight Management LLC, in its capacity as Manager

By:	/s/ Donald R. Holcomb
Name:	Donald R. Holcomb
Title:	Authorized Person

CALYON NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Robert G. Colvin
Name:	Robert G. Colvin
Title:	Managing Director

By:	/s/ Peter Manis
Name:	Peter Manis
Title:	Managing Director

CALYON DEUTSCHLAND NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIETÉ ANONYME,
as Hermes Agent

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

By:	/s/ S. Seignette
Name:	Sylvia Seignette
Title:	General Manager

CALYON DEUTSCHLAND NIEDERLASSUNG EINER FRANZÖSISCHEN SOCIETÉ ANONYME,
as Lender

By:	/s/ Imad URF
Name:	Imad URF
Title:	Head of Export & Trade Finance

By:	/s/ S. Seignette
Name:	Sylvia Seignette
Title:	General Manager